UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

Solitron Devices, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SOLITRON DEVICES, INC.
3301 Electronics Way
West Palm Beach, Florida, 33407

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 18, 2013

To our Stockholders:

The Annual Meeting of Stockholders of Solitron Devices, Inc. (the “Company”) will be held on Tuesday, June 18, 2013 at 9:00 a.m., Eastern Time, at the offices of Akerman Senterfitt, One Southeast Third Avenue, Suite 2500, Miami, FL 33131 for the following purposes:

(1)	The election of five (5) directors. The Class I directors will serve for a term until the 2014 Annual Meeting of Stockholders, the Class II directors will serve for a term until the 2015 Annual Meeting of Stockholders, and the Class III director will serve for a term until the 2016 Annual Meeting of Stockholders;

(2)	The ratification of the selection of Goldstein Schechter Koch, P.A. as the Company’s independent certified public accountants for the fiscal year ending February 28, 2014;

(3)	A non-binding advisory vote on the compensation of the named executive officer of the Company (“Say on Pay”);

(4)	A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; and

(5)	The transaction of such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on May 6, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2013 is being mailed with this proxy statement.

By order of the Board of Directors,

/s/ Shevach Saraf

Shevach Saraf Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer

West Palm Beach, Florida
May 17, 2013

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2013

The accompanying proxy statement and the 2013 Annual Report on Form 10-K are available on the
Company’s website on the Investor Relations page at

http://www.solitrondevices.com

YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO SIGN AND DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY, OR TO USE THE INTERNET VOTING SYSTEM SET FORTH IN THE PROXY.

SOLITRON DEVICES, INC.
3301 Electronics Way
West Palm Beach, Florida, 33407

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on June 18, 2013

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Solitron Devices, Inc. of proxies to be voted at our 2013 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Tuesday, June 18, 2013, at 9:00 a.m., Eastern Time, at the offices of Akerman Senterfitt, One Southeast Third Avenue, Suite 2500, Miami, FL 33131. If you plan to attend the Annual Meeting, you can obtain directions to the Miami office of Akerman Senterfitt at http://www.akerman.com/locations/directions.asp?id=5. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about May 17, 2013. In this proxy statement, Solitron Devices, Inc. is referred to as the “Company,” “we,” “our” or “us.”

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)	The election of five (5) directors. The Class I directors will serve for a term until the 2014 Annual Meeting of Stockholders, the Class II directors will serve for a term until the 2015 Annual Meeting of Stockholders, and the Class III director will serve for a term until the 2016 Annual Meeting of Stockholders;

(2)	The ratification of the selection of Goldstein Schechter Koch, P.A. as the Company’s independent certified public accountants for the fiscal year ending February 28, 2014;

(3)	A non-binding advisory vote on the compensation of the named executive officer of the Company (“Say on Pay”);

(4)	A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; and

(5)	The transaction of such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on May 6, 2013, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 2,177,832 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

The common shares of stock represented at the Annual Meeting, either in person or by proxy, and entitled to vote at the Annual Meeting, constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 — Election of Directors, Proposal 3 — Say on Pay and Proposal 4 — Frequency of the Vote on Say on Pay. As a result, any broker that is a member of the NYSE will not have the discretion to vote Proposals 1, 3 and 4. A broker non-vote or an abstention will have no effect on the proposals, except that an abstention will have the same effect as a vote against Proposal 2 — ratification of Goldstein Schechter Koch, P.A. as our independent certified public accountants for the year ending February 28, 2014 and Proposal 3 — Say on Pay Proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 — the election of each of the nominees to the Board named herein, “FOR” Proposal 2 — the ratification of Goldstein Schechter Koch, P.A. as our independent certified public accountants for the year ending February 28, 2014, “FOR” Proposal 3 — the approval of the Say on Pay proposal, and for the selection of “3 YEARS” as the frequency with which stockholders are provided an advisory vote on Say on Pay. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

Voting by Stockholders of Record.

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy via the Internet or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections. Please be prepared to present photo identification for admittance to the Annual Meeting.

Voting by Beneficial Owners.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by proxy by following the instructions provided in the vote instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Annual Meeting. Also, be prepared to present photo identification for admittance to the Annual Meeting.

Changing Your Vote.

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

All votes will be tabulated by an Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s executive office, located at 3301 Electronics Way, West Palm Beach, Florida 33407, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

ELECTION OF DIRECTORS

Upon the recommendation of our independent directors, our Board has nominated the five persons listed below to stand for election. Each director nominee is a current director who is standing for election for the first time upon the recommendation of the independent directors. The Class I directors identified below will hold office for a term expiring at the 2014 Annual Meeting of Stockholders; the Class II directors identified below will hold office for a term expiring at the 2015 Annual Meeting of Stockholders; and the Class III director identified below will hold office for a term expiring at the 2016 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders following this election, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified.

Each nominee listed below is willing and able to serve as a director. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board, and any shares represented by proxy will be voted for the substitute nominee, unless the Board reduces the number of directors.

The following table sets forth certain information concerning the nominees for director:

Name	Age	Positions with the Company	Director Since
Shevach Saraf	70	Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer	1992
Jacob A. Davis(1)(2)	76	Director	1996
Joseph F. Gerrity(1)	60	Director	2013
Sidney H. Kopperl(2)	66	Director	2013
Joseph Schlig(1)(2)	85	Director	1996

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

CLASS I — TERM EXPIRING AT 2014 ANNUAL MEETING

Joseph F. Gerrity

Mr. Gerrity was appointed a director on May 13, 2013. Mr. Gerrity also serves as a member of the Audit Committee. Mr. Gerrity has served as Chief Financial Officer of Tecore Inc, where he is responsible for financial management, strategic planning and the company’s Florida production facility, since 2006. He also serves AirNet Communications Corporation holding the positions of Director of Strategic Planning and CFO, since 1999. Mr. Gerrity also served as CFO of COREdata Corporation a provider of advanced intelligent networks for Mobile Switch Centers (MSCs) from 1995 to 1999. Mr. Gerrity served with Harris Corporation from 1981 to 1995, most recently as Controller of the Military and Space Division of Harris Semiconductor. Other Harris Corporation positions include: Business Area Manager C3I, Sr. Audit Manager, and Manager of Strategic Planning for the Government Communications Sector. Mr. Gerrity holds an M.S. in Management from the University of Wisconsin and a B.S. in Management from Marquette University.

The Company believes that Mr. Gerrity’s extensive experience, his depth of skills, executive management experience, and industry expertise highly qualifies him as a member of our Board of Directors.

Sidney H. Kopperl

Mr. Kopperl was appointed a director on May 13, 2013. Mr. Kopperl also serves as a member of the Compensation Committee. Mr. Kopperl currently is employed as Chief Operating Officer of CellAntenna Corp., a privately owned communications company located in Coral Springs, Florida, a position he has held since 2007. The company provides in-building cellular solutions worldwide, as well as distributing cellular suppression products. Prior to this, he was a partner and Chief Operating Officer of LendingOne, a hard money mortgage company, from 2002 to 2007. Mr. Kopperl has a long history of bank management with over 35 years of experience having worked for Union Bank of Florida, SouthTrust Bank, Capital Bank, First American Bank, in Florida, as well as CityTrust in Connecticut, and Bank Leumi Trust Co and National Bank of North America in New York. In these positions he was responsible for operations as well as new business development. He is a graduate of the School of Credit and Financial Management from Williams College in 1980. He received a Master’s degree in

Management from University of Hartford in 1977. He holds a Bachelor of Arts in Political Science from Long Island University in 1969.

He currently sits on the Board of Directors of After Schools Programs, a not for profit company and is President of Pelican Trail H. O. A. He formally sat on the board of directors of the Coral Springs Economic Development Foundation, was the founder and Chairman of the Chamber of Commerce of Coral Springs, Vice Chairman of Communities in Schools of Broward County, and President of the Soref Jewish Community Center of Broward County. He has sat on several other community boards as well as Advisory Boards for Stonegate Bank and Florida Bank. He is a Graduate of Leadership Broward and a Graduate of Leadership Broward Senior Executive Program. He served as a Board member of Leadership Broward and served as a Chairman of the Senior Executive program.

Based on his many years of experience in financial management as well as operations, the Company believes that Mr. Kopperl’s background and experience highly qualifies him as a member of our Board of Directors.

CLASS II — TERM EXPIRING AT 2015 ANNUAL MEETING

Jacob A. Davis

Mr. Davis was appointed a director of the Company on August 26, 1996. Mr. Davis also serves as the Chairman of the Compensation Committee and a member of the Audit Committee. During the past several years, his major focus has been to serve on the Board of Directors of the Company as well as serving on the Advisory Board of HMMI, a privately held plastic injection molding company. From 1995 to 1999, he was Vice President of Business Planning and Finance for AET, Inc. a developing software company based in Melbourne, Florida. During this time, AET received several Small Business Innovation Research (SBIR) grants/contracts. He has served on the Board of AET since the inception of the company in 1995. In 1994 and 1995, he was Visiting Professor in Engineering Management at Florida Institute of Technology. He was a Vice-Chairman of the Brevard county SCORE Chapter and has devoted significant time counseling local businesses. He was an active member of the International Executive Service Corps (IESC) serving in South Russia during May and June of 1996, and again in February and March of 1998.

Prior to joining AET, Mr. Davis was with Harris Semiconductor for 26 years. During his last 12 years with Harris Semiconductor, he was Vice President-General Manager of the Military and Aerospace Division, the Custom Integrated Circuits Division and the Harris Microwave Division. Mr. Davis has served in a variety of other capacities at Harris Semiconductor including Vice President of Engineering, Director of Manufacturing, Director of Special Services, and Device Research Engineer.

Mr. Davis received a doctor of philosophy from Purdue University in 1969 and a bachelor’s of science in electrical engineering from North Carolina State University. He is a Lifetime Member of the Institute of Electrical and Electronics Engineers (IEEE) and was an active member of the Electrochemical Society during much of his career. He has served on a variety of advisory boards for several universities. He holds four patents and has given a number of overview papers and invited presentations at several conferences.

The Company believes that Mr. Davis’ extensive background and experience in semiconductor technologies highly qualifies him as a member of our Board of Directors.

Joseph Schlig

Mr. Schlig was appointed a director of the Company on August 26, 1996. Mr. Schlig also serves as the Chairman of the Audit Committee and a member of the Compensation Committee. Since 1985, he has been Managing Director of Fairhaven Associates, a professional consulting firm supporting small and medium size businesses in strategic planning, financial, marketing and operations management and organizational development. From 1995 to 1997, Mr. Schlig also served as Chief Financial Officer of Industrial Technologies, Inc., (INTE.PK — NASDAQ). For the prior five years, Mr. Schlig was a business consultant to private companies and to the State of Connecticut Department of Economic Development.

Prior to 1985, Mr. Schlig had many years of business experience including Director of Marketing, Latin America for ITT and Director of International Operations for Revlon, Inc. Mr. Schlig has also operated several small/medium size companies in both the public and private sectors. He also served as a director of the Trumbull Technology Foundation and as a Director of the MIT Enterprise Forum of Connecticut and served as a director of the Bridgeport (Connecticut) Economic Development Corporation. He was an alternate member of the Board of Finance of the Town of Trumbull, Connecticut. He most recently was a member of the Board of Trustees of the Trumbull Library System. He has been active as a judge for the annual Yale Venture Challenge of the Yale University Entrepreneurial Society. Mr. Schlig has an engineering degree from the Stevens Institute of Technology and an MBA from the Harvard Business School where he was a Baker Scholar.

Mr. Schlig brings merger and acquisition experience to the Board of Directors as well as the experience of having held executive positions with companies. He was also a director of a public technology company whose primary business was with agencies of the U.S. Government. In addition, he has been engaged with technology companies both domestically and internationally. The Company believes that Mr. Schlig’s experience across a variety of industries adds significant value and diversity to the Board and highly qualifies him as a member of our Board of Directors.

CLASS III — TERM EXPIRING AT 2016 ANNUAL MEETING

Shevach Saraf

Mr. Saraf was appointed a director of the Company on November 2, 1992. Mr. Saraf has been President of the Company since November 1992, Chief Executive Officer of the Company since December 1992, Chairman of the Board since September 1993 and Chief Financial Officer since 2000. He has 47 years’ experience in operations and engineering management with electronics and electromechanical manufacturing companies.

Before joining Solitron in 1992, Mr. Saraf was Vice President of Operations and a member of the Board of Directors of Image Graphics, Inc (“Image Graphics”), a military and commercial electron beam recorder manufacturer based in Shelton, Connecticut. As head of Image Graphics’ engineering, manufacturing materials and field service operations, he turned around the firm’s chronic cost and schedule overruns to on-schedule and better-than-budget performance. Earlier, he was President of Value Adding Services, a management consulting firm in Cheshire, Connecticut. This company provided consulting and turnaround services to electronics and electromechanical manufacturing companies with particular emphasis on operations. From 1982 to 1987, Mr. Saraf was Vice President of operations for Harmer Simmons Power Supplies, Inc., a power supplies manufacturer in Seymour, Connecticut. He founded and directed all aspects of the company’s startup and growth, achieving $12 million in annual sales and a staff of 180 employees. Mr. Saraf also previously held executive positions with Photofabrication Technology, Inc. and Measurements Group of Vishay Intertechnology, Inc.

Born and raised in Tel Aviv, Israel, he served in the Israeli Air Force from 1960-1971 as an electronics technical officer. He received his master’s in business administration from Rensselaer Polytechnic Institute, Troy, NY, and his master’s in management from Rensselaer at Hartford (formerly known as Hartford [CT] Graduate Center). He also received associate degrees from the Israeli Institute of Productivity, the Teachers & Instructors Institute, and the Israeli Air Force Technical Academy.

The Company believes that Mr. Saraf’s extensive experience, his depth of skills, executive management experience, and industry expertise when coupled with his success starting manufacturing companies, turning around failing companies and his leadership since leading the Company out of bankruptcy proceedings in 1993, as Chairman, President, and CEO of the Company highly qualifies him as a member of our Board of Directors.

Vote Required and Recommendation

Directors will be elected by a majority of the votes cast with respect to such director’s election at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the nominees listed above.

Director Compensation

The following table sets forth information regarding the compensation of our non-employee directors for the year ended February 28, 2013. Messrs. Gerrity and Kopperl are omitted from the table as they did not serve as directors during the year ended February 28, 2013.

Name	Fees Earned Or Paid In Cash($)	All Other Compensation($)(1)	Total($)
Jacob A. Davis(2)	12,000	11,719	23,719
Joseph Schlig(2)	12,000	11,719	23,719

(1)	During fiscal year 2013, the Company paid each of its directors $7,500 as additional cash awards for services rendered during fiscal year 2012 and $4,219 as additional cash awards for services rendered during fiscal year 2013.

(2)	As of February 28, 2013, the directors hold fully vested unexercised options in the following amounts: Mr. Davis: 3,000 shares, Mr. Schlig: 3,000 shares.

Each director who is not employed by the Company receives $1,500 for each meeting of the Board he attends and $250 for each committee meeting he attends on a date on which no meeting of the Board is held. In addition, all out-of-pocket expenses incurred by a director in attending Board or committee meetings are reimbursed by the Company. The Chairmen of the Audit and Compensation Committees receive $1,500 per quarter for their additional duties and responsibilities. In addition, annually each director who is not employed by the Company may receive additional cash or equity awards for their services on the Board.

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended February 28, 2013 (“fiscal 2013”) and continues to meet regularly to review matters affecting our company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2013, the Board of Directors held 10 meetings and took no actions by unanimous written consent. During fiscal 2013, all directors attended all board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting.

The Board of Directors is currently composed of the following five directors: Messrs. Saraf, Davis, Gerrity, Kopperl and Schlig. Messrs. Davis, Gerrity, Kopperl and Schlig all meet the criteria for independence specified in the listing standards of the Nasdaq Stock Market.

Code of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers, which includes the Company’s principal executive officer, principal financial officer and controller, pursuant to the Sarbanes-Oxley Act of 2002. The Code of Ethics is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman of the Board and Chief Executive Officer are currently held by Shevach Saraf. As a company that is focused on its core business, we believe the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to the Company and its stockholders. As a result, the Company does not have a lead independent director. Since our Chief Executive Officer knows the Company’s business and has over forty years of experience, we believe that our Chief Executive Officer is the appropriate person to lead the Board of Directors. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Compensation Committee considers the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

Audit Committee

The Audit Committee consists of Messrs. Davis, Gerrity and Schlig (Chairman). The Board of Directors has determined that the members of the Audit Committee are independent pursuant to the Nasdaq Stock Marketplace Rules (the “Nasdaq Rules”). The Company’s Audit Committee generally has responsibility for appointing, overseeing and determining the compensation of our independent certified public accountants, reviewing the plan and scope of the independent certified public accountants’ audit, reviewing our audit and control functions, approving all non-audit services provided by our independent certified public accountants and reporting to our full Board of Directors regarding all of the foregoing. Additionally, our Audit Committee provides our Board of Directors with such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. The Company has adopted an Audit Committee Charter, a copy of which is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page. The Company has determined that the audit committee “financial expert” is Mr. Joseph Schlig. The Audit Committee met four times during fiscal 2013.

Compensation Committee

The members of the Compensation Committee are Messrs. Davis (Chairman), Kopperl, and Schlig. The Board of Directors has determined that the members of the Compensation Committee are independent pursuant to the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: reviewing, evaluating and approving the agreements, plans, policies and programs of the Company to compensate the officers and directors of the Company and otherwise discharging the Board of Directors’ responsibilities relating to compensation of the Company’s officers and directors. The Compensation Committee has determined that no risks exist arising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has not retained a compensation consultant to review our policies and procedures with respect to executive compensation. The Compensation Committee met two times during fiscal 2013. A copy of the Compensation Committee’s charter is located on our website at www.solitrondevices.com on the Investor Relations page.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o Shevach Saraf, Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer, Solitron Devices, Inc., 3301 Electronics Way, West Palm Beach, Florida, 33407. Mr. Saraf will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is addressed to a specific director.

Nominees for Director

The Company does not have a separate nominating committee. The Board of Directors believes that the task of nominating prospective directors requires the participation of all current independent directors, rather than a separate committee consisting of only certain independent directors. The independent directors will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The independent directors are responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the independent directors consider individuals with diverse backgrounds, viewpoints, accomplishments, cultural background, and professional expertise, among other factors.

Only persons who are nominated in accordance with the procedures set forth in Section 12 of our Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 12 of our Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of the meeting, provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serving as a director if elected); and (ii) as to the stockholder giving the notice (x) the name and address of such stockholder as they appear on the Company’s books, and (y) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder.

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected Goldstein Schechter Koch, P.A. (“GSK”) as our independent certified public accountants for the year ending February 28, 2014. GSK has served as our independent certified public accountants since January 24, 2013. If the selection of GSK as our independent registered public accounting firm is not ratified by our stockholders, the Audit Committee will re-evaluate its selection, taking into consideration the stockholder vote on the ratification. However, the Audit Committee is solely responsible for selecting and terminating our independent registered public accounting firm, and may do so at any time at its discretion. A representative of GSK is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative also will be afforded an opportunity to make a statement, if he or she desires to do so.

Change in Independent Certified Public Accountants

Merger of Meeks and THF

Effective September 1, 2012, Meeks International, Inc. (“Meeks”), the prior independent registered public accounting firm of the Company, was acquired by Thomas, Howell, Ferguson, P.A. (“THF”) in a transaction pursuant to which Meeks merged its operations into THF and the professional staff and partners of Meeks joined THF as employees with Charlie M. Meeks becoming a partner of THF. As a result of the merger, Meeks effectively resigned as the Company’s independent registered public accounting firm on September 1, 2012. The Audit Committee of the Board of Directors of the Company was advised of the merger and approved the engagement of THF, as the Company’s independent registered public accounting firm, effective September 1, 2012.

Meeks audited the Company’s consolidated financial statements for the fiscal years ended February 29, 2012 and February 28, 2011. The reports of Meeks on the consolidated financial statements of the Company for the fiscal years ended February 29, 2012 and February 28, 2011 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with Meeks’ audits of the Company’s financial statements for the fiscal years ended February 29, 2012 and February 28, 2011, and through the interim period ended September 1, 2012, the Company has had no disagreement with Meeks on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Meeks, would have caused Meeks to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended February 29, 2012 and February 28, 2011.

Prior to engaging THF, neither the Company nor anyone acting on the Company’s behalf consulted THF regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

Termination of THF

On January 24, 2013, we terminated the engagement of THF as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company recommended and approved the decision to terminate THF.

THF was engaged on September 1, 2012 in connection with the merger of Meeks with and into THF. Meeks served as the Company’s independent registered public accounting firm from February 15, 2011 through September 1, 2012, the time of the merger with THF. As a result, THF has not audited any of the Company’s financial statements. Meeks previously audited the Company’s consolidated financial statements for the fiscal years ended February 29, 2012 and February 28, 2011. Also, in connection with THF’s service to the Company as its independent registered public accounting firm from September 1, 2012 to January 24, 2013, the Company has had no disagreement with THF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Engagement of GSK

The Company’s Audit Committee reviewed the qualifications of several potential applicants and chose GSK as the successor independent registered public accounting firm to be engaged effective January 24, 2013.

Prior to engaging GSK, neither the Company nor anyone acting on the Company’s behalf consulted GSK regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

Auditor Fees And Services

The following table sets forth the fees billed by Meeks, THF and GSK for the years ended February 28, 2013 and February 29, 2012.

	2013		2012
Audit Fees	$57,500	(1)	$57,131	(2)
Audit-Related Fees	523	(3)	1,828	(2)
Tax Fees	562	(3)	2,500	(3)
All Other Fees	5,000	(4)	—
Total	$63,585		$61,459

(1)	Represents $50,000 for fees billed by GSK, $5,000 for fees billed by THF for quarterly reports, and $2,500 for fees billed by Meeks for quarterly reports.

(2)	Fees billed by Meeks.

(3)	Fees billed by THF.

(4)	Represents $5,000 for fees billed by Meeks in connection with the Annual Report on Form 10-K for the year ended February 28, 2013.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has a policy of considering and, if deemed appropriate, approving, on a case by case basis, any audit or permitted non-audit service proposed to be performed by the Company’s principal accountant in advance of the performance of such service. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by the Company’s principal accountant. In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services performed by the Company’s principal accountant is consistent with maintaining the Company’s principal accountant’s status as our independent auditors at such time.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Meeks, THF and GSK for the years ended February 28, 2013 and February 29, 2012, as described above.

Vote Required and Recommendation

The proposal to approve the selection of GSK as our independent accountant for the fiscal year ending February 28, 2014, requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Goldstein Schechter Koch, P.A. (“GSK”) as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.  The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.  The Audit Committee has discussed with GSK, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.  The Audit Committee has also received the written disclosures and the letter from GSK required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of GSK with that firm.

4.  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors and the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2013, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Joseph Schlig, Chairman
Jacob A. Davis

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

Please refer to the biographical information for Mr. Saraf, our Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer, listed above in the “Election of Directors” section.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid by the Company, to or on behalf of the following named executive officer for the fiscal years ended February 28, 2013 and February 29, 2012.

Name and Principal Position	Year	Salary($)	Bonus($)		All Other Compensation($)		Total($)
Shevach Saraf	2013	$272,000	$104,000	(1)	$27,000	(2)	$403,000
Chairman of the Board, President, and CFO	2012	$264,000	$90,000	(3)	$26,000	(2)	$380,000

(1)	The Company accrued $104,000 as a bonus to Mr. Saraf for the fiscal year ended February 28, 2013. $68,000 of the bonus was paid in December 2012 following approval by the Compensation Committee at a meeting held on December 12, 2012. The Compensation Committee approved the remainder of the bonus at a meeting held on May 13, 2013, which bonus will be paid during June 2013.

(2)	Represents Life, Disability, & Medical Insurance premiums plus personal car expenses. For the year ended February 28, 2013, Life, Disability, Medical Insurance premiums were $25,000 and car expenses were $2,000. For the year ended February 29, 2012, Life, Disability, Medical Insurance premiums were $24,000 and car expenses were $2,000.

(3)	The Company accrued $90,000 for a bonus to Mr. Saraf for the fiscal year ended February 29, 2012. The Compensation Committee met and approved the bonus and the bonus was paid during June 2012.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain summary information concerning outstanding equity awards as of February 28, 2013 held by the following named executive officer.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexerciseable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Shevach Saraf	254,624	—	—	$.40	(2)
	175,636	—	—	$1.05	(2)

(1)	These options were fully exercisable as of February 28, 2013.

(2)	These options do not expire.

Mr. Saraf’s Employment Agreement

On December 1, 2000, the Company entered into an employment agreement with Shevach Saraf, the President and Chief Executive Officer of the Company. On January 14, 2013, the Company amended the employment agreement with Mr. Saraf. The description below summarizes the employment agreement, as amended.

The initial term of employment agreement was five years. The employment agreement stipulates that the contract is automatically extended for one-year periods unless a notice is given by either party at least 180 days prior to the scheduled expiration of the initial term or any extensions. This agreement provides, among other things, for annual compensation of $240,000 and a bonus pursuant to a formula. The employment agreement stipulates that Mr. Saraf shall be entitled to a bonus equal to fifteen percent (15%) of the Company’s pre-tax income in excess of Two Hundred Fifty Thousand Dollars ($250,000). For purposes of the agreement, “pre-tax income” shall mean net income before taxes, excluding (i) all extraordinary gains or losses, (ii) gains resulting from debt forgiven associated with the buyout of unsecured creditors, and (iii) any bonus paid to Mr. Saraf. The bonus payable thereunder shall be paid within ninety (90) days after the end of the fiscal year.

Upon execution of the agreement, Mr. Saraf received a grant to purchase ten percent (10%) of the outstanding shares of the Company’s common stock, par value $.01 calculated on a fully diluted basis, at an exercise price per share equal to the closing asking price of the company’s common stock on the OTCBB on the date of the grant ($0.40). Fifty percent (50%) of the initial stock options granted vested immediately upon grant. The remaining fifty percent (50%) of the initial stock options vested in equal amount on each of the first five anniversaries of the date of grant. All of these options are now fully vested. These stock options are in addition to, and not in lieu of or in substitution for, the stock options (the “1992 Stock Options”) granted to Mr. Saraf pursuant to the Incentive Stock Option Plan Agreement dated October 20, 1992 under Solitron Devices, Inc. 1987 Stock Option Plan between the Company and Mr. Saraf.

Under the employment agreement, if Mr. Saraf’s employment is terminated due to his death, the Company will pay the following amounts to his estate: (i) his base salary through the last day of the calendar month in which he dies, (ii) his bonus for the prior year which has been earned but not paid, (iii) his bonus for the then current year of employment prorated for the actual number of days of such year he was employed during such year (which shall be calculated by assuming that the bonus for such year would be equal to the bonus for the previous year plus an amount equal to the percentage increase in the consumer price index for the prior twelve month period) and (iv) a death benefit in an amount equal to three times Mr. Saraf’s then current base salary (including any amount deferred under any deferred compensation plan) plus an amount equal to the most recent bonus awarded to him, to the extent funded by life insurance policies as provided for in the employment agreement.

Under the employment agreement, if Mr. Saraf’s employment is terminated due to his failure to perform his duties under the employment agreement due to Disability for a consecutive period of more than six months, the Company may terminate the employment agreement upon thirty (30) days written notice to him. Mr. Saraf shall continue to receive compensation until the end of the thirty (30) day notice period. For purposes of the employment agreement, the term “Disability” shall mean the inability to engage in any substantial gainful activity with the Company by reason of any medically determinable physical or mental impairment for at least six consecutive months. In addition, under the employment agreement, the Company shall maintain a disability policy providing employee payments in the event of a disability.

In the event Mr. Saraf terminates his employment agreement for Good Reason, the Company shall pay Mr. Saraf a lump sum equal to his base salary and bonus through the remainder of the term of the employment agreement. For purposes of the employment agreement, “Good Reason” shall mean (a) breach of any provision of the employment agreement by the employee including, without limitation, a reduction in his duties or responsibilities, (b) the appointment of any other person as Chairman of the Board, President or Chief Executive Officer of the Company or the removal of the employee from that position, (c) the failure of the stockholders to elect the employee as a director of the Company or the removal of the employee from the Board of Directors, or (d) the relocation of the Company’s business operations or principal office more than 30 miles from its present location.

In the event the Company terminates Mr. Saraf’s employment for “Cause” (other than a termination for Disability), the Company shall pay Mr. Saraf his base salary through the date of termination stated in the notice, and Mr. Saraf shall, if so requested by the Board of Directors, perform his duties under the employment agreement through the date of termination stated in the notice. As used herein, “Cause” shall mean any willful (a) dissemination of genuine trade secrets or other material confidences of the employer by employee for the personal gain of the employee, (b) dishonesty of employee in the course of his employment which is punishable by criminal and civil law or is materially prejudicial to employer, (c) deliberate activity of employer which is materially prejudicial to the financial interests of the Company as reasonably determined by a majority of the Board of Directors of the Company, or any act, or failure to act, by employee involving fraud, willful malfeasance or gross negligence in the performance of his duties hereunder as reasonably determined by a majority of the disinterested members of the Board of Directors of employer, or (d) Disability of employee.

In the event the Company terminates Mr. Saraf’s employment for any reason other than for Cause or upon Mr. Saraf’s death or disability, then (a) the employment agreement shall nonetheless be deemed terminated, and the Company shall pay Mr. Saraf upon any such termination a lump sum equal to the larger of his base salary and bonus for the remaining term under the employment agreement and his base salary and bonus for three (3) years and (b) the Company will pay the premium for Mr. Saraf’s COBRA insurance benefits for Mr. Saraf and his family for 18 months or provide equivalent coverage. The foregoing payments shall also be made in the event that Mr. Saraf’s employment with the Company is terminated following a Change of Control notwithstanding the reason for such termination. For purposes of the employment agreement, “Change in Control” of the Company shall mean: (1) any “person” (other than Employee) as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (other than the employee or any group of which the employee is a part, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; (2) at any time, Incumbent Directors cease, for any reason, to constitute at least a majority of the Board of Directors of the Company. As used herein, “Incumbent Directors” means (a) the individuals who constitute the Board upon the execution of this Agreement and (b) any other director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then in office which two-thirds includes the employee; (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however that no “Change of Control” shall be deemed to have occurred until the closing of any such transaction; and provided further, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; (4) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets or (5) the Company, in one or a series of transactions, sells all or substantially all of its assets.

Any payments payable under the employment agreement to Mr. Saraf that are in the nature of compensation in the event of the Company’s termination of Mr. Saraf under the employment agreement shall not exceed the maximum amount which may be paid to Mr. Saraf without causing such payments or any other payments or benefits provided to Mr. Saraf to become subject to the deduction limitation provided for in Section 280G(a) of the Internal Revenue Code of 1986, as amended, or the excise tax provided for in Section 4999 of the Code, or any successor provisions of applicable law.

Under the employment agreement, upon a termination by Mr. Saraf for Cause, termination by the Company without Cause, or the effectuation of a Change of Control, all stock options of the Company held by Mr. Saraf upon the date of termination will immediately vest upon termination and upon the effectuation of a Change of Control.

At a meeting of the Compensation Committee on January 23, 2006, the Committee approved an increase to Mr. Saraf’s annual compensation to $280,000, effective March 1, 2006.

On January 14, 2013, Mr. Saraf exercised a cost-of-living increase clause in his contract increasing his annual compensation to $293,000.

Mr. Saraf may also participate in the Company’s 2000 Stock Option Plan, the Company’s 2007 Stock Incentive Plan, the Company’s deferred Compensation Plan and the Company’s Employee 401-K and Profit Sharing Plan (the “Profit Sharing Plan”). During the fiscal year ended February 28, 2013, no amounts were deferred by Mr. Saraf under the Company’s deferred Compensation Plan and the Company did not match any employee contributions to the Profit Sharing Plan.

Based upon the Compensation Committee’s review of the Company’s compensation design features, and the Company’s applied compensation philosophies and objectives, the Compensation Committee determined that risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

NON-BINDING ADVISORY VOTE ON
SAY ON PAY

Background of the Proposal

The DoddFrank Act requires all public companies to hold a separate nonbinding advisory stockholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say on Pay” proposal). Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executive that are commensurate and aligned with our performance and advances both the short and long-term interests of our company and our stockholders. We seek to achieve these objectives through three principal compensation programs: base salary, annual cash incentive bonus, and long-term equity incentives, in the form of grants of stock options. Base salaries are designed primarily to attract and retain talented executives. Annual cash incentive bonuses are designed to motivate and reward hard work and dedication to the Company. Grants of stock options are designed to provide a strong incentive for achieving long-term results by aligning the interests of our executive with those of our stockholders, while at the same time encouraging our executive to remain with us. The Board of Directors believes that our compensation program for our executive officer is appropriately based upon our performance and the individual performance and level of responsibility of the executive officer.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Solitron Devices, Inc. approve, on an advisory basis, the compensation of its named executive officer, as disclosed in the Solitron Devices, Inc.’s Proxy Statement for the 2013 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of Solitron Devices, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the Say on Pay proposal.

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
THE ADVISORY VOTE ON SAY ON PAY IN FUTURE YEARS

Background of the Proposal

The DoddFrank Act also requires all public companies to hold a separate nonbinding advisory stockholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Stockholders may also abstain from making a choice, pursuant to proposed rules recently issued by the SEC. After such initial votes are held, the DoddFrank Act requires all public companies to submit to their stockholders no less often than every six years thereafter the Frequency Vote on Say on Pay. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on the Frequency Vote on Say on Pay at the Annual Meeting.

Frequency Vote on Say on Pay

As discussed above, the Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executive that are commensurate and aligned with our performance and advances both the short and long-term interests of our company and our stockholders. The Board of Directors believes that giving our stockholders the right to cast an advisory vote every three years on their approval of the compensation arrangements of our named executive officer provides the Board of Directors sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board of Directors recommends that the Say on Pay proposal be voted on every three years, our stockholders will be able to specify one of four choices for the frequency of the vote on the Say on Pay proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain. This is an advisory vote and will not be binding on the Board of Directors or the Company. The Board of Directors may determine that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our stockholders. Nevertheless, the Compensation Committee will take into account the outcome of this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Vote Required and Recommendation

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.

The Board of Directors recommends the selection of every “THREE YEARS” as your preference for the frequency with which stockholders are provided an advisory vote on Say on Pay.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of May 6, 2013 by (i) all directors, (ii) all executive officers, (iii) all executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding Common Stock. Unless noted otherwise, the corporate address of each person listed below is 3301 Electronics Way, West Palm Beach, Florida 33407.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of Common Stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned. Except as noted below, all shares were owned directly with sole voting and investment power.

Name and Address	Number of Shares Beneficially Owned(1)		Percentage of Outstanding Shares(1)
Shevach Saraf	650,415	(2)	24.9%

Jacob Davis	11,000	(2)	*

Joseph F. Gerrity	—		—

Sidney H. Kopperl	—		—

Joseph Schlig	3,000	(2)	*

All Executive Officers and Directors as a Group (5 persons)	664,415	(2)	25.4%

John Stayduhar	195,000	(3)	9.0%
c/o John Farina 1610 Forum Place #900 West Palm Beach, Florida 33401

Alexander C. Toppan	183,972	(4)	8.4%
40 Spectacle Ridge Road South Kent, Connecticut 06785

James R. Schembs	170,768	(5)	7.8%
10853 8th Avenue NW Seattle, Washington 98177

Nicholas J. Swenson	156,400	(6)	7.2%
3033 Excelsior Blvd., Suite 560 Minneapolis, Minnesota 55416

Ancora Advisors, LL	110,350	(7)	5.1%
One Chagrin Highlands 2000 Auburn Drive, Suite 300 Cleveland, Ohio 44122

*	Less than 1%

(1)	Based on 2,177,832 shares of our common stock outstanding as of May 6, 2013. For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended; the inclusion of shares beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of such Act.

(2)	Includes shares that may be acquired upon exercise of options that are exercisable within sixty (60) days of May 6, 2013 in the following amounts: Mr. Saraf — 432,260 shares; Mr. Schlig — 3,000 shares; Mr. Davis —3,000 shares.

(3)	This number is based solely on a verbal representation from the stockholder on May 16, 2012. Mr. Stayduhar has not filed a Section 16 or Schedule 13D filing since 2011.

(4)	This number is based solely on the Schedule 13G/A filed with the Commission on February 14, 2012.

(5)	This number is based solely on the Schedule 13D/A filed with the Commission on December 5, 2012.

(6)	This number is based solely on the Schedule 13G filed with the Commission on February 25, 2013. Nicholas J. Swenson and Groveland Capital LLC share beneficial ownership over 110,500 shares. Seth Barkett beneficially owns 45,900 shares. Mr. Barkett has sole power to vote and dispose of 15,000 shares and shared power to vote and dispose of 30,900 shares.

(7)	This number is based solely on the Schedule 13G filed with the Commission on March 14, 2013.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and ten percent stockholders of the Company to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Directors, executive officers, and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required during the year ended February 28, 2013, all Section 16(a) filing requirements applicable to directors and executive officers of the Company and ten percent stockholders of the Company were timely filed.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	451,560	$0.757	739,940	(1)
Total	451,560		739,940	(1)

(1)	Consists of 39,940 shares of common stock available under the Solitron Devices, Inc. 2000 Stock Option Plan (the “2000 Plan”) and 700,000 shares of common stock available under the Solitron Devices, Inc. 2007 Stock Incentive Plan (the “2007 Plan”).

The 2000 Plan was created effective July 10, 2000 to provide employees with an opportunity to acquire a proprietary interest in the Company. Options issued under the 2000 Plan are for the purchase of Solitron Devices, Inc. common stock, par value of $0.01 per share, and are priced at the closing price on the date of the grant. Options may be granted under the 2000 Plan to any employee, officer, or director of the Company as well as to any independent contractor or consultant performing services for the Company. Options granted have a one-year vesting period and expire ten years from the date of grant. Options granted are not transferable and have restrictions placed on their exercise in the event of termination of employment, death, or disability. Each option granted under the 2000 Plan is a non-qualified stock option that is not intended to meet the requirements of Section 422 of the Code.

The 2007 Plan was created effective June 4, 2007 to enable the Company to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of the Company. Pursuant to the 2007 Plan, the Company may grant common stock, options, restricted stock, stock appreciation rights to eligible individuals. Pursuant to the 2007 Plan, the Company is authorized to grant incentive awards for up to 700,000 shares of common stock subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. All employees, officers, directors (employee or non-employee directors) of the Company are eligible to receive awards under the 2007 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company did not have any related party transactions, as described in Item 404(a) of Regulation S-K, during the fiscal years ended February 28, 2013 and February 29, 2012.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended February 28, 2013, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended February 28, 2013 may be obtained without charge by writing to Mr. Shevach Saraf, Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer, c/o Solitron Devices, Inc., 3301 Electronics Way, West Palm Beach, Florida, 33407. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost of furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our Board of Directors does not intend to present to the Annual Meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the Annual Meeting, and is a matter which should come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We have also engaged Morrow & Co., LLC, a proxy solicitor, to assist us in the solicitation of proxies for the annual meeting for a fee of $11,000, plus reimbursement for out-of-pocket expenses. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2014 Annual Meeting

Proposals of stockholders intended to be presented at the 2014 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than January 17, 2014 to be included in the proxy statement for that meeting.

In addition, pursuant to our Bylaws, to be timely, a stockholder proposal must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of an annual meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of a meeting is given or made to stockholders, to be timely, a stockholder proposal must be so received not later than the close of business on the tenth day following the day on which such notice of the date of an annual meeting was mailed or such public disclosure was made.

VOTE BY INTERNET QUICK EASY IMMEDIATE X Please mark your votes like this FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY 1. To elect the following five (5) directors: 2. To ratify the selection of Goldstein Schechter Koch, P.A. as the Company’s independent certified public accountants for the year ending February 28, 2014. 3. A non-binding advisory vote on the compensation of the named executive officer of the Company ("Say on Pay"). FOR all nominees listed to the left (except as noted to the contrary below) WITHHOLD AUTHORITY to vote for all nominees listed to the left. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3 AND FOR 3 YEARS FOR PROPOSAL 4 LISTED BELOW. NOMINEES: 01. Shevach Saraf 02. Jacob A. Davis 03. Joseph F. Gerrity 04. Sidney H. Kopperl 05. Joseph Schlig INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below. Solitron Devices Inc. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY As a stockholder of Solitron Devices Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on June 17, 2013. Signature Signature Date , 2013. Note: Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. OR 4. A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years. 5. In their discretion, upon the transaction of such other business as may properly come before the meeting. If you plan to attend the meeting please indicate below: 3 YEARS 2 YEARS 1 YEAR ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN I plan to attend the meeting.

SOLITRON DEVICES, INC. Annual Meeting of Stockholders to be held on June 18, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Shevach Saraf with full power of substitution or revocation, proxy for the undersigned, to vote at the 2013 Annual Meeting of Stockholders of Solitron Devices, Inc. (the “Company”), to be held at 9:00 a.m., Eastern Time, on Tuesday, June 18, 2013, at the offices of Akerman Senterfitt, One Southeast Third Avenue, Suite 2500, Miami, FL 33131, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present. The shares represented by this proxy will be voted on Proposals 1 - 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1 – 3 and for 3 years for Proposal 4. If you plan to attend the Annual Meeting, you can obtain directions to the Miami office of Akerman Senterfitt at http://www.akerman.com/locations/directions.asp?id=5. Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2013 The accompanying proxy statement and the 2013 Annual Report on Form 10-K are available on the Company's website on the Investor Relations page at http://www.solitrondevices.com